LOAN AGREEMENT

THIS AGREEMENT dated as of the 24th day of February, 2009

BETWEEN:

DORAL ENERGY CORP., a Nevada corporation with a corporate office at 415 West Wall, Suite 500, Midland, TX 79701

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

GREEN SHOE INVESTMENTS LTD., a Nevis corporation with a corporate office at P.O. Box 556, Main Street, Charlestown, Nevis, West Indies

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS the Lender has agreed to advance $100,000 (U.S.) to the Borrower, and the Borrower has agreed to repay such amounts, on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	"Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(c)	"Event of Default" means any event set forth in paragraph 6.1;

(d)	"Loan" means the loan of $100,000 (U.S.) made by the Lender to the Borrower in accordance with this Agreement;

(e)	“Maturity” means March 1, 2011; and

(f)	"Principal Sum" means the sum of $100,000 (U.S.).

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedule hereto, together with any amendments thereof.

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1.5 Currency. All dollar amounts expressed herein refer to lawful currency of the United States of America.

2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $100,000 (U.S.). The Loan shall be made in United States currency and shall be repaid by the Borrower on or before March 1, 2011.

2.2 Interest. The Borrower shall pay on the amount of the Principal Sum, interest at a rate of 5% per annum, payable on Maturity. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3 Advances. The Lender shall advance to the Borrower the sum of $100,000 on or about February 24, 2009, in the form of a certified check, bank draft or wire transfer.

2.4 Pre-Payment. The Borrower may pre-pay all or any portion of the Loan at any time.

2.5 Subordinated Debt. This Loan is subordinated to any and all indebtedness, liabilities, and other obligations of Borrower to the Senior Creditor, as defined and agreed to amongst Lender, Borrower, and Macquarie Bank Limited in the Subordination Agreement, dated July 29, 2008 and attached hereto as Schedule “B”.

3. PROMISSORY NOTE, EXTENSIONS & WAIVER

3.1 Loan. To evidence the Loan, the Borrower agrees to execute a promissory note in favor of the Lender in a form substantially similar to the form attached hereto as Schedule “A”.

3.2 Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Promissory Note.

3.3 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)

the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Borrower is a party; and

(b)	the Promissory Note has been duly executed by the Borrower and is enforceable against the Borrower in accordance with its terms.

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5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a)	the representations and warranties of the Borrower shall be true as of the date hereof and as of the dates the Principal Sum is, in whole or in part, advanced to the Borrower; and

(b)	the Borrower shall have complied with all of its obligations hereunder.

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2 Time of Closing. The closing of the Loan shall take place on execution of this Loan Agreement.

5.3 Deliveries by the Borrower. Upon receiving the amount set out in Section 5.3 of this Agreement, the Borrower shall deliver or cause to be delivered to the Lender a promissory note in the form attached hereto as Schedule “A”.

6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b)	if the Borrower defaults in the observance or performance of any other provision hereof;

(c)	if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

(d)

if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise.

6.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b)	demand payment from the Borrower and exercise all remedies available to the Lender.

7. MISCELLANEOUS

7.1 Notices. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

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The Borrower:	DORAL ENERGY CORP.
415 West Wall, Suite 500
Midland, TX 79701

Fax: (888) 311-4939

The Lender:	GREEN SHOE INVESTMENTS LTD.
P.O. Box 556, Main Street, Charlestown,
Nevis, West Indies

Attention: Roger Knox
Fax: +41 22 799 0801

Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)

if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

7.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

7.6 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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7.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.8 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada and the parties hereto agree to submit to the jurisdiction of the courts of Nevada with respect to any legal proceedings arising herefrom.

7.9 Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Borrower and the Lender acknowledges that it has been advised to obtain independent legal advice.

7.10 Time. Time is of the essence of this Agreement.

7.11 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

7.12 Counterparts. This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE BORROWER:

DORAL ENERGY CORP.
by its authorized signatory:

/s/ Everett Willard Gray, II
Everett Willard Gray, II
Title: Chief Executive Officer

THE LENDER:

GREEN SHOE INVESTMENTS LTD.
by its authorized signatory:

/s Roger Knox
Roger Knox
Title: Director

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SCHEDULE “A”

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

EXECUTED BY:	DORAL ENERGY CORP.
(the "Borrower")

IN FAVOR OF:	GREEN SHOE INVESTMENTS LTD
(the "Lender")

PRINCIPAL AMOUNT:	$100,000 (U.S.)

DUE DATE:	March 1, 2011

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on or before March 1, 2011, the principal sum of $100,000 (U.S.), together with interest thereon at the rate of 5% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Midland, TX this 24th day of February, 2009.

DORAL ENERGY CORP.
by its authorized signatory:

________________________________
Everett Willard Gray, II

SCHEDULE “B”

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT (as amended or modified, the “Subordination Agreement”) is by and among GREEN SHOE INVESTMENTS LTD., a Nevis corporation, (“Subordinated Creditor”, whether one or more), whose address is P.O. Box 556, Main Street, Charlestown, Nevis, West Indies, DORAL ENERGY CORP., a Nevada corporation (“Borrower”), whose address is 111 Sepulveda Blvd., Suite 250, Manhattan Beach, California 90266 and MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Administrative Agent”), with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia.

Background

     1. Borrower, Administrative Agent and each of the Lenders (as defined in the Credit Agreement) are parties to the Senior First Lien Secured Credit Agreement dated as of July 29, 2008 (as amended, supplemented or modified from time to time, the “Credit Agreement”). Borrower’s obligations to each of the Lenders under the Credit Agreement are secured by a senior mortgage lien and first-priority security interest conveying all of the real and personal property of Borrower.

     2. Each of Lenders’ obligations under the Credit Agreement is conditioned upon, among other things, the subordination of all obligations owed by Borrower to the Subordinated Creditor to the obligations owed by Borrower to Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

     3. Capitalized terms not defined in this Subordination Agreement shall have the meanings set forth in the Credit Agreement.

Agreements

     To comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Subordinated Creditor, Borrower and Lenders agree as follows:

     Section 1. Subordination of Obligations and Priority.

     (a) The payment of and any liens or security interests securing payment of any and all Subordinated Debt (defined below) is expressly subordinated to the extent and in the manner set forth in this Subordination Agreement to the Senior Indebtedness (defined below) and the liens and security interests securing the Senior Indebtedness. The term “Subordinated Debt” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrower to the Subordinated Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditor, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrower to Subordinated Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of Borrower to the Subordinated Creditor arising out of any operating agreement or similar agreement between Subordinated Creditor and Borrower.

     The term “Senior Indebtedness” as used in this Subordination Agreement means any and all indebtedness, liabilities and other Obligations of Borrower to Senior Creditor (as defined below) absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by Senior Creditor whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrower to Senior Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise and including, without limitation, all Obligations (as defined in the Credit Agreement) owed by Borrower to Senior Creditor under the Credit Agreement, the Swap Agreement and the other Loan Documents.

     (b) Priority. The agreements of Borrower, Senior Creditor and Subordinated Creditor herein are applicable without regard to the date a loan or extension of credit is made to Borrower. The term “Senior Creditor” includes Administrative Agent, each of the Lenders party to the Credit Agreement and Macquarie Bank Limited under the Swap Agreement.

     Section 2. Restrictions on Subordinated Creditor. During such time as any Senior Indebtedness remains unpaid, Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from the Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); [provided, however, nothing contained herein shall prevent Subordinated Creditor from (a) receiving any scheduled payment from Borrower pursuant to the instruments set forth on Exhibit A (the “Subordinated Debt Instruments”) and (b) receiving payment from Borrower for goods and services provided to Borrower by Subordinated Creditor in the ordinary course of business within thirty (30) days of the date hereof or after the date hereof.]

     Section 3. Prohibition of All Payments Following Default and Notice.

     (a) If there shall occur and be continuing any Event of Default, then, unless and until such Event of Default shall have been cured, or unless and until the Senior Indebtedness shall be paid in full, the Subordinated Creditor will not ask for, sue for, take, demand, receive or accept from Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any Subordinated Debt Instrument or any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

     (b) In the event that Borrower defaults under the Subordinated Debt prior to the full and final payment of the Senior Indebtedness, Borrower shall provide Lender with notice of such default.

     Section 4. Payments Cannot Create a Default. The Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any instrument or agreement evidencing, in connection with, as security for or providing for the issuance of any Senior Indebtedness or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute a default or an event of default under the Credit Agreement or any other Loan Document.

     Section 5. Unauthorized Receipt of Payment by Subordinated Creditor. In the event the Subordinated Creditor shall receive any payment or distribution on account of the Subordinated Debt which Subordinated Creditor is not entitled to receive under this Subordination Agreement, Subordinated Creditor will hold any amount so received in trust for Senior Creditor and will promptly turn over such payment to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied against the Senior Indebtedness.

     Section 6. Restrictions on Actions to Recover Subordinated Debt. The Subordinated Creditor will not commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt or join with any other creditor, unless Senior Creditor shall also join, in bringing any proceedings against Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Indebtedness shall have been paid in full.

     Section 7. Insolvency or Bankruptcy by Borrower. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower, the Subordinated Creditor will at Senior Creditor’s request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Senior Creditor and pay over to Senior Creditor, in the form received (together with any necessary endorsement), to be applied on the Senior Indebtedness, any and all monies, dividends or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Senior Indebtedness shall be paid in full. In the event that the Subordinated Creditor shall fail to take any such action requested by Senior Creditor, Senior Creditor, may, as attorney in fact for the Subordinated Creditor take such action on behalf of the Subordinated Creditor, and the Subordinated Creditor hereby appoints Senior Creditor as attorney in fact for the Subordinated Creditor to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in Senior Creditor’s own name or in the name of the Subordinated Creditor as Senior Creditor may deem necessary or advisable for the enforcement of this Subordination Agreement, and the Subordinated Creditor will execute and deliver to Senior Creditor such other and further powers of attorney or other instruments as Senior Creditor may request in order to accomplish the foregoing.

     Section 8. Senior Creditor’s Rights. Senior Creditor may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor and without impairing or releasing any of Senior Creditor’s rights or any of the obligations of the Subordinated Creditor under this Subordination Agreement:

     (a) change the amount of the Senior Indebtedness, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Senior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Senior Indebtedness (including provisions restricting or further restricting payments of the Subordinated Debt);

     (b) sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Senior Indebtedness in accordance with the applicable Loan Documents;

     (c) release anyone liable in any manner for payment or collection of the Senior Indebtedness;

     (d) exercise or refrain from exercising any rights against Borrower or others (including the Subordinated Creditor); and

     (e) apply any sums received by Senior Creditor, by whomsoever paid and however realized, to payment of the Senior Indebtedness in such a manner as Senior Creditor, in its sole discretion, may deem appropriate.

     Section 9. Documentation of Subordinated Debt. The Subordinated Creditor will:

     (a) cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt;

     (b) at Senior Creditor’s request, promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Indebtedness in favor of Senior Creditor in the manner and to the extent set forth in this Subordination Agreement;

     (c) mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Senior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; and

     (d) cause all financial statements of the Subordinated Creditor hereafter prepared for delivery to any person to make specific reference to the provisions of this Subordination Agreement.

     Section 10. Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered, to the applicable address, or facsimile number set out below or to such other address, or facsimile number, as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (a) actual receipt by the relevant party hereto and (b) (i) if delivered by hand or by courier, upon delivery; (ii) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (iii) if delivered by facsimile, when sent and the sender has received electronic confirmation of error free receipt. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

If to Administrative Agent: Macquarie Bank Limited
Houston Representative Office
One Allen Center
500 Dallas Street, Suite 3100
Houston, Texas 77002
Attention:	Michael Sextro
Telephone:	713-275-6207
Facsimile:	713-275-6222
E-Mail:	michael.sextro@macquarie.com

With a copy to: Greenberg Traurig, LLP
1000 Louisiana, Suite 1700
Houston, Texas 77002
Attention:	Douglas C. Atnipp
Telephone:	713-374-3500
Facsimile:	713-374-3505
E-Mail:	atnippd@gtlaw.com

If to Subordinated Creditor: Green Shoe Investments Ltd.
P.O. Box 556, Main Street, Charlestown,
Nevis, West Indies
Attention:	Roger Knox
Telephone:
Facsimile:	+41 22 799 0801
E-Mail:

If to Borrower: Doral Energy Corp
111 N. Sepulveda Blvd.
Suite 250
Manhattan Beach, CA 90266
Attention:	Paul Kirkitelos
Telephone:	310-990-8708

Facsimile:	253-541-7833
E-Mail:	paulk@doralenergy.com

     Section 11. Execution of Instruments. The Subordinated Creditor agrees to execute any and all other instruments necessary as required by the Lender to subordinate the Subordinated Debt to the Senior Indebtedness as herein provided.

     Section 12. Assignment by Subordinated Creditor. Subordinated Creditor will not assign or transfer to others any claim the Subordinated Creditor has or may have against Borrower as long as any of the Senior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement.

     Section 13. Warranties and Representations. The Subordinated Creditor represents and warrants that (a) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any formation documents) to which Subordinated Creditor is now subject, (b) none of the Subordinated Debt is or will be subordinated to any other indebtedness of Borrower other than the Senior Indebtedness unless otherwise agreed by Lender, (c) except for the Subordinated Debt evidenced by the Subordinated Debt Instruments, as of the date of this Agreement, Borrower has no additional debt due and owing to Subordinated Creditors and (d) Exhibit B contains a listing of all liens filed by Subordinated Creditor relating to the Subordinated Debt.

     Section 14. Waiver of Notice of Acceptance. Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of Lender being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it.

     Section 15. Assignment by Lender. This Subordination Agreement may be assigned by Lender in connection with any assignment or transfer of the Senior Indebtedness.

     Section 16. GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     Section 17. Severability. If any provision (or portion of any provision) of this Subordination Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a final decision of any court of competent jurisdiction, the parties shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions will remain in full force and effect.

     Section 18. Counterparts. This Subordination Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties be contained together on any one counterpart of this Subordination Agreement. Each counterpart will be deemed an original, but all counterparts taken together will constitute one and the same agreement.

     Section 19. ENTIRE AGREEMENT; AMENDMENT. THIS SUBORDINATION AGREEMENT REFLECTS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED BY THIS SUBORDINATION AGREEMENT AND CANNOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG ANY OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Subordination Agreement may be amended and the rights of any party under this Subordination Agreement may be waived only pursuant to a written agreement signed by each of the parties to this Subordination Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of July 22, 2008.

SUBORDINATED CREDITOR:

GREEN SHOE INVESTMENTS LTD.,
a Nevis corporation

By:	/s/ Roger Knox
Name:	Roger Knox
Title:	Director

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized undersigned officer effective as of July 29, 2008.

BORROWER:

DORAL ENERGY CORP.,
a Nevada corporation

By:	/s/ Paul C. Kirkitelos
Name:	Paul C. Kirkitelos
Title:	President & CEO

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized undersigned officers effective as of July 29, 2008.

LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:	/s/ Andrew Sinclair
Name:	Andrew Sinclair
Title:	Division Director

By:	/s/ Thomas Cullinan
Name:	Thomas Cullinan
Title:	Attorney

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

EXHIBIT A

Subordinated Debt Instruments

None.

EXHIBIT B

Liens

None.